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                                                                   Exhibit 10.21
                                                                   -------------


                           AMERICAN TOWER CORPORATION


                                 $1,000,000,000
                              9 3/8% Notes Due 2009


                               PURCHASE AGREEMENT
                               ------------------
                                                                January 24, 2001



DONALDSON, LUFKIN, JENRETTE SECURITIES CORPORATION
(an affiliate Credit Suisse First Boston Corporation),
SALOMON SMITH BARNEY INC.,
BNY CAPITAL MARKETS, INC.,
DEUTSCHE BANC ALEX. BROWN,
GOLDMAN, SACHS & CO.,
LEHMAN BROTHERS INC.,
CHASE SECURITIES INC.,
RBC DOMINION SECURITIES CORPORATION,
SCOTIA CAPITAL (USA) INC.,
TD SECURITIES (USA) INC.


c/o Donaldson, Lufkin, Jenrette Securities Corporation,
  Eleven Madison Avenue,
  New York, New York 10010

  Salomon Smith Barney Inc.
  338 Greenwich Street
  New York, New York 10013

Dear Sirs:

     1. Introductory. American Tower Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") $1,000,000,000 aggregate principal amount (the "Offered Securities") of its 9 3/8% Notes Due 2009 (the "Notes"). The Notes are to be issued under an indenture (the
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"Indenture") between the Company and The Bank of New York, as Trustee on a
private placement basis pursuant to exemptions under Section 4(2) and Regulation S of the United States Securities Act of 1933 (the "Securities Act").

     Subsidiaries of the Company have entered into a Credit Agreement, dated as of January 6, 2000, among Verestar, Inc., American Towers, Inc. and American Tower L.P., respectively, and Toronto Dominion (Texas) Inc. as Administrative Agent, and the other lenders under such agreement (as heretofore amended, the "Credit Agreement"). The Company is seeking to enter into the Credit Agreement Amendment (as hereinafter defined) to permit the issuance of the Offered Securities.

     The Company hereby agrees with the several Purchasers as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers that:

          (1) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, including the documents incorporated by reference therein and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Donaldson, Lufkin, Jenrette Securities Corporation ("DLJ") and Salomon Smith Barney Inc. ("SSB") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). On the date filed with the Commission, the Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") that have been filed by the Company with the Commission or sent to stockholders pursuant to the
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     Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (2) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

          (3) Each subsidiary of the Company has been duly incorporated (or formed, as the case may be) and is an existing corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation (or formation), with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure so to qualify and be in good standing would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock (or partnership or other equity interests) of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and (except for any general partnership interest) nonassessable; and, except for the pledge pursuant to the Credit Agreement, the capital stock (or partnership or other equity interests) of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (4) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of

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     the transactions contemplated by this Agreement and the Registration Rights
     Agreement dated the date hereof, between the Company and the Purchasers
     (the "Registration Rights Agreement") in connection with the issuance and sale of the Offered Securities by the Company, except for the order of the Commission declaring the Exchange Offer Registration or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) effective, except as may be required by the Blue Sky laws of the several states of the United States or, in the case of the Registration Rights Agreement, the Securities Act.

          (5) All outstanding shares of capital stock of the Company have been duly authorized are validly issued, fully paid and nonassessable; and there are no restrictions on transfers of the Offered Securities except as required by (A) Rule 144A under the Securities Act, Regulation S under the Securities Act or otherwise described under "Transfer Restrictions" in the Offering Document and (B) the Indenture, all as described in the Offering Document under "The Offering", "Description of the Notes -- Form, Denomination, Transfer, Exchange and Book-Entry Procedures", "Plan of Distribution" and "Transfer Restrictions".

          (6) The Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company and the other parties thereto, will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Registration Rights Agreement will conform in all material respects with the description thereof contained in the Offering Document.

          (7) The Indenture has been duly authorized by the Company; the Offered Securities have been duly authorized; when the Offered Securities are delivered and paid for in accordance with this Agreement on the Closing Date (as hereinafter defined), the Indenture will have been duly executed and delivered by the Company, the Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the descriptions thereof contained in the Offering Document and the Indenture, and the Offered Securities will constitute valid and legally binding

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     obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (8) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

          (9) Except as disclosed in the Offering Document, the execution, delivery and performance by the Company of the Indenture, this Agreement and the Registration Rights Agreement, the issuance and sale of the Offered Securities and compliance with the respective terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Credit Agreement, any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

          (10) This Agreement has been duly authorized, executed and delivered by the Company.

          (11) Except as disclosed in the Offering Document or as would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its

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     subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (12) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (13) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (14) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

          (15) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that would reasonably be expected to individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under the Indenture, the Registration Rights Agreement or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (16) The financial statements included in the Offering Document present fairly the consolidated financial position of the Company and its subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial information included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (17) Except as disclosed in the Offering Document, and except as disclosed in the Current Report on Form 8-K, dated January 17, 2001, since the date of the latest audited financial statements included in the Offering Document (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (18) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (19) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (20) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939 (the "Trust Indenture Act") until the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement, as such terms are defined in the Registration Rights Agreement.

          (21) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any US person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as any of the foregoing, any instruments representing interests therein or any depositary shares representing the right to receive any such securities or
     (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or
     (B) with respect to any securities sold in reliance on Rule 903 of Regulation S by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (22) The Company is subject to Section 13 or 15(d) of the Exchange
     Act.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount plus accrued interest, if any, from January 31, 2001 the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto; provided, however that, not withstanding anything to the contrary herein, the obligations of the several Purchasers to purchase and pay for the Offered Securities, and the obligations of the Company to sell to the Purchasers the Offered Securities pursuant to this Agreement shall be subject to American Tower L.P., American Towers Inc. and Verestar, Inc. (collectively, the "Borrowers") having entered into an amendment to the Credit Agreement (the "Credit Agreement Amendment") which Credit Agreement Amendment shall permit the issuance of the Offered Securities without violating the terms of the Credit Agreement.

     The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "Offered Global Securities") deposited with The Bank of New York as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to each of DLJ and SSB by the Company at a bank acceptable to each of DLJ and SSB drawn to the order of the Company at the office of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 9:30 A.M. (Eastern Standard Time) on January 31, 2001, or at such other time not later than seven full business days thereafter as DLJ, SSB and the Company determine, such time being herein referred to as the "Closing Date", against delivery to The Bank of New York as custodian for DTC of the Offered Global Securities representing all of the Offered Securities. The Offered Global Securities will be made available for checking at the New York office of The Bank of New York at least 24 hours prior to the Closing Date.

     4. Representations by Purchasers; Resale by Purchasers.

          (1) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.


          (2) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act or as contemplated in the Registration Rights Agreement. Each Purchaser severally represents to and agrees with the Company and the other Purchasers that it has offered and sold the

     Offered Securities, and will offer and sell the Offered Securities only in accordance with Rule 144A or Rule 903 under the Securities Act or as contemplated in the Registration Rights Agreement. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

     Terms used in this subsection (b) have the meanings given to them by Regulation S.


          (3) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers, or with the prior written consent of the Company.

          (4) Each Purchaser severally agrees with the Company and the other Purchasers that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule

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     502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales by it of Offered Securities purchased from the Company made in reliance on Rule 144A, other than through the National Association of Securities Dealers, Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

          (1) The Company will advise DLJ and SSB promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without each of DLJ's and SSB's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify DLJ and SSB of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither DLJ's nor SSB's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (2) The Company will furnish to each of DLJ and SSB copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as DLJ or SSB requests, and the Company will furnish to each of DLJ and SSB on the date hereof two copies of the Offering Document signed by a duly authorized officer of the

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     Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to DLJ (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of such securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of such securities. The Company will pay the expenses of printing and distributing to the Purchasers (and such holders and prospective purchasers) all such documents.

          (3) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as DLJ or SSB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or subject itself to taxation generally in any jurisdiction.

          (4) During the period of five years hereafter, the Company will furnish to each of DLJ and SSB and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to each of DLJ and SSB and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders; and (ii) from time to time, such other information concerning the Company as DLJ or SSB may reasonably request.

          (5) During the period of two years after the Closing Date, the Company will, upon request, furnish to DLJ, SSB, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (6) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (7) During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

          (8) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Registration Rights Agreement, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in the PORTAL market and any expenses incidental thereto; and (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as DLJ or SSB designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers.

          (9) In connection with the offering, until both DLJ and SSB shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or any securities which would be considered "reference securities" (as defined in Rule 100 of Regulation M under the Exchange Act) or attempt to induce any person to purchase any Offered Securities or "reference securities".

          (10) For a period of 45 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or (except as contemplated in the Registration Rights Agreement) file with the Commission a registration statement under the Securities Act relating to any indebtedness or any other debt securities issued or guaranteed by the Company which, in either case, are substantially similar to any of the Offered Securities or have a maturity of more than one year from the date of issue, or (b) any other securities convertible into or exchangeable or exercisable for substantially similar securities of the Company, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of each of DLJ and SSB, except pursuant to the Registration Rights Agreement and except for any such offer, sale, contract to sell, pledge or other disposition of any of the Offered Securities, and except for the filing of any shelf registration statement relating to the potential primary offering, among other securities, of debt securities or warrants to purchase such securities on a delayed basis pursuant to Rule 415 that does not disclose the terms of any specific proposed sale thereof or the terms of any specific series of securities so registered. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities to the Purchasers.

     6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (1) The Purchasers shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission, and to the effect set forth in Schedule B hereto.

          (2) The Purchasers shall have received letters, dated the date of this Agreement, of KPMG LLP in Denver, Colorado and KPMG LLP in St. Petersburg and Tampa, Florida confirming that they are independent public accountants under rule 101 of the American Institute of Certified Public Accountants Code of Professional Conduct, and its interpretation and rulings, and to the effect set forth in Schedule C hereto.

          (3) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of DLJ and SSB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or on the Nasdaq

     National Market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of DLJ and SSB, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (4) The Purchasers shall have received opinions, dated the Closing Date, of Sullivan & Worcester LLP and Hale and Dorr LLP, counsel for the Company, to the effect set forth in Schedules D-1 and D-2 hereto, respectively.

          (5) The Purchasers shall have received from Sullivan & Cromwell, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as DLJ or SSB may require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

          (6) The Purchasers shall have received a certificate, dated the Closing Date, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state on behalf of the Company that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (7) The Purchasers shall have received letters, dated the Closing Date, of Deloitte & Touche LLP, KPMG LLP in Denver, Colorado and KPMG LLP in St. Petersburg and Tampa, Florida which meets the requirements of subsections (a) and (b) of this Section, respectively, except that the specified date referred to in such subsections will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

          (8) On the Closing Date, the Registration Rights Agreement, in form and substance reasonably satisfactory to the Purchasers, shall have been duly executed and delivered by the Company and in full force and effect.

          (9) The Purchasers shall have received an opinion, dated the Closing Date, of Michael Milsom, Esq., Vice President of the Company and Vice President and General Counsel of Verestar Inc. to the effect set forth in Schedule E hereto.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. DLJ and SSB jointly may in their sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through DLJ and SSB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.


     (1) Each Purchaser will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through DLJ and SSB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the third to last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the disclosure concerning market-making appearing in the tenth paragraph under the caption "Plan of Distribution," the disclosure concerning over-allotment, stabilizing, covering transactions and penalty bids appearing in the eleventh paragraph under the caption "Plan of Distribution," and the material relationship disclosure appearing in the twelfth paragraph under the caption "Plan of Distribution".

     (2) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection
(a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault or failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable under subsections (a), (b) or (c) of this Section for any settlement of any claim or action effected without its consent, which consent will not be unreasonably withheld; provided, however, that such
                                                 --------  -------
indemnifying party has notified in writing the indemnified party of its refusal to accept such settlement within 30 days of its receipt of a notice from the indemnified party outlining the terms of such settlement.

     (3) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (4) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase on the Closing Date, DLJ or SSB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on the Closing Date. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to DLJ, SSB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8, the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers, will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group and c/o Salomon Smith Barney Inc., 338 Greenwich Street, New York, N.Y. 10013,
Attention: General Counsel, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 116 Huntington Avenue, Boston, MA 02116, Attention: Steven B. Dodge; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders and prospective purchasers of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto. In this Agreement, "DLJ" means Donaldson, Lufkin, Jenrette Securities Corporation until such time as Credit Suisse First Boston Corporation succeeds to DLJ's business, whether by merger, sale of assets or otherwise, at which time "DLJ" will mean Credit Suisse First Boston Corporation, which shall be considered a successor of DLJ hereunder and shall be treated as having assumed DLJ's obligations hereunder, including those under Section 3.

     12. Representation of Purchasers. DLJ and SSB will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by DLJ and SSB jointly, or severally when herein so authorized, will be binding upon all the Purchasers.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     15. Reallocations. The Company may elect, by written notice to DLJ and SSB received by them by 5:00pm, New York time, on January 25, 2001, to reallocate underwriting commitments for up to $50 million aggregate principal amount of Offered Securities from DLJ and SSB to up to six Purchasers or other persons reasonably satisfactory to DLJ and SSB (the "Reallocation Purchasers"). The Company's notice must specify the names of the Reallocation Purchasers and the respective principal amounts (the "Reallocation Amounts") of Offered Securities to be reallocated to and underwritten by them. If (i) the Company makes such a reallocation election and (ii) any Reallocation Purchasers that are not Purchasers (x) are reasonably satisfactory to DLJ and SSB and (y) authorize DLJ and SSB to act for them to commit to this Section and otherwise under this Agreement, then the underwriting commitments of DLJ and SSB hereunder to purchase Offered Securities shall be reduced by the aggregate Reallocation Amounts (such reduction to be applied approximately evenly between DLJ and SSB, or as they may agree) and the Reallocation Purchasers shall be obligated severally to purchase their respective Reallocation Amounts of such Offered Securities. As used in this Agreement, the term "Purchaser" includes any Reallocation Purchaser under this Section.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                              Very truly yours,

                                              AMERICAN TOWER CORPORATION


                                              By
                                                 -------------------------
                                                     Joseph L. Winn
                                                  Chief Financial Officer

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

DONALDSON, LUFKIN, JENRETTE
  SECURITIES CORPORATION,
SALOMON SMITH BARNEY INC.,
BNY CAPITAL MARKETS, INC.,
DEUTSCHE BANC ALEX. BROWN,
GOLDMAN, SACHS & CO.,
LEHMAN BROTHERS INC.,
CHASE SECURITIES INC.,
RBC DOMINION SECURITIES CORPORATION,
SCOTIA CAPITAL (USA) INC.,
TD SECURITIES (USA) INC.


By DONALDSON, LUFKIN, JENRETTE
   SECURITIES CORPORATION

         By
            ---------------------------------------------------
            Name:
            Title:


By SALOMON SMITH BARNEY INC.

         By
            ---------------------------------------------------
            Name:
            Title:

For themselves and the other several Purchasers named in Schedule A to the foregoing Agreement.

                                   SCHEDULE A


                                                             Principal Amount
Purchasers                                                 Offered Securities
----------                                                 ------------------

Donaldson, Lufkin, Jenrette Securities Corporation....          $ 290,002,000
Salomon Smith Barney Inc. ............................            290,002,000
BNY Capital Markets, Inc..............................             83,333,000
Deutsche Banc. Alex Brown, Inc. ......................             83,333,000
Goldman, Sachs & Co...................................             83,333,000
Lehman Brothers Inc...................................             83,333,000
Chase Securities Inc..................................             21,666,000
RBC Dominion Securities Corporation ..................             21,666,000
Scotia Capital (USA) Inc..............................             21,666,000
                                                             ----------------
TD Securities (USA) Inc...............................             21,666,000
                                                             ----------------
         Total........................................       $ 1 ,000,000,000
                                                             ----------------

                                   SCHEDULE B

                    Letter of Independent Public Accountants
                           Referred to in Section 6(a)


          (i) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements incorporated by reference or included in the Offering Document and in the Exchange Act Reports;

          (ii) on the basis of the review referred to in clause (i) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements incorporated by reference in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; or

               (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, as compared with amounts shown on the latest balance sheet incorporated by reference in the Offering Document; and

          (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                                   SCHEDULE C

                    Letter of Independent Public Accountants
                           Referred to in Section 6(b)


          (i) in their opinion the financial statements and schedules examined by them and incorporated by reference in the Offering Document comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

          (ii) on the basis of the review referred to in clause (i) above and to the extent applicable, a reading of the latest available interim financial statements of the company for which they performed the procedures specified in this Schedule C (each an "Audited Company"), inquiries of officials of the Audited Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements incorporated by reference in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

               (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Audited Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet incorporated by reference in the Offering Document; or

               (C) for the period from the closing date of the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement incorporated by reference in the Offering Document, in consolidated net revenues, operating income (defined as net revenues less operating expenses, excluding depreciation, amortization and corporate expenses) or in other income and expense, net, or in the total amounts of consolidated income
          (loss) before extraordinary items or net income (loss);

      except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

          (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the entity whose financial statements they have audited subject to the internal controls of such entity's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                                  SCHEDULE D-1

            Opinion of Sullivan & Worcester, Counsel for the Company
                           Referred to in Section 6(d)


          (i) Each of the Company and its subsidiaries listed on Annex I hereto has been duly incorporated (or formed, as the case may be) and each of the Company and its subsidiaries is an existing corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described in the Offering Document; and is duly qualified to do business as a foreign corporation (or other entity) in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (ii) All outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable;

          (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Company, except that such counsel need not express any opinion as to (x) such as may be required by the Communications Act, or the rules, regulations and orders of the FCC promulgated thereunder, (y) such as may be required by the Blue Sky laws of the several states of the United States and (z) in the case of the Registration Rights Agreement, such as may be required under the Securities Act;

          (iv) The execution, delivery and performance by the Company of the Indenture, the Registration Rights Agreement and this Agreement, the issuance and sale of the Offered Securities and compliance with the respective terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a

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

     default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or, to such counsel's knowledge, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound including, but not limited to, the Credit Agreement, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except that such counsel need not express any opinion with respect to the Communications Act, or the rules, regulations and orders of the FCC promulgated thereunder, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

          (v) Such counsel have no reason to believe that the Offering Document, or any amendment or supplement thereto, or any Exchange Act Report as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Offering Document and the Exchange Act Reports of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial data contained or incorporated by reference in the Offering Document and the Exchange Act Reports;

                                  SCHEDULE D-2

                 Opinion of Hale & Dorr, Counsel for the Company
                           Referred to in Section 6(d)


          (i) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and conforms in all material respects to the description thereof in the Offering Document; except that such counsel need not express any opinion concerning the validity or enforceability of Section 6 thereof;

          (ii) The Indenture and the Offered Securities have been duly authorized by the Company; the Indenture and the Offered Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture and the Offered Securities conform to the descriptions thereof contained in the Offering Document;

          (iii) This Agreement has been duly authorized, executed and delivered by the Company; and

          (iv) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement to register the Offered Securities under the Securities Act or to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

                                   SCHEDULE E

                        Opinion of Counsel of the Company
                           Referred to in Section 6(i)


          (i) No consent, approval, authorization, order or waiver of, or filing with, the Federal Communications Commission (the "FCC") under the Communications Act of 1934, as amended (the "Communications Act"), and the published policies, rules and regulations of the FCC is required to be obtained or made for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities where the failure to obtain such consent, approval, authorization, order or waiver or to make such filing would have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (ii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under the Communications Act or any FCC regulation, rule, published policy or order that would have a material adverse effect on the Company and its subsidiaries taken as a whole; and

          (iii) To the knowledge of such counsel, except as disclosed in the Offering Circular, there are no administrative or judicial proceedings pending before, or threatened by, the FCC with respect to the Company or any subsidiary of the Company, or any towers owned or operated by the Company or any subsidiary of the Company that, if determined adversely, could reasonably be expected to have a material adverse effect upon the Company and its subsidiaries taken as a whole.

                                     ANNEX I



American Towers, Inc.
ATC Holding, Inc.
ATC Operating, Inc.
ATC GP Inc.
ATC LP, Inc.
American Tower, L.P.
Towersites Monitoring, Inc.
Verestar Inc.
ATC Realty, Inc.
ATI Merger Corporation
ATC Financing LLC
ATC Broadcast GP, Inc.
American Tower Delaware Corporation

                                   ANNEX II

[Form of Amendment to Loan Agreement]

                                       35